                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                                December 23, 2002


                                   BELDEN INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)




        1-12280                                         76-0412617
 (Commission File Number)                   (I.R.S. Employer Identification No.)


   7701 Forsyth Boulevard, Suite 800
          St. Louis, Missouri                                63105
(Address of principal executive offices)                   (Zip code)


               Registrant's telephone number, including area code
                                 (314) 854-8000

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit 10.1: Third Amendment to Credit Agreement, dated September 9, 2002, among Belden Inc.; Wachovia Bank, N.A.; SunTrust Bank; U.S. Bank, N.A.; ING Bank N.V.; Comerica Bank; The Northern Trust Company and Mizuho Corporate Bank, Ltd.

         Exhibit 10.2: Fourth Amendment to Credit Agreement, dated September 27, 2002, among Belden Inc.; Wachovia Bank, N.A.; SunTrust Bank; U.S. Bank, N.A.; ING Bank N.V.; Comerica Bank; The Northern Trust Company and Mizuho Corporate Bank, Ltd.

         Exhibit 10.3: Fifth Amendment to Credit Agreement, dated December 20, 2002, among Belden Inc.; Wachovia Bank, N.A.; SunTrust Bank; U.S. Bank, N.A.; ING Bank N.V.; Comerica Bank; The Northern Trust Company and Mizuho Corporate Bank, Ltd.

         Exhibit 10.4: Letter Agreement dated April 15, 2002 between Belden Inc. and Richard K. Reece

         Exhibit 10.5: Change of Control Employment Agreement, dated as of April 15, 2002, between Belden Inc. and D. Larrie Rose and a Change of Control Employment Agreement dated as of May 13, 2002, between Belden Inc. and Robert W. Matz

         Exhibit 10.6: Indemnification Agreement, dated as of May 13, 2002, entered into between Belden Inc. and Robert W. Matz




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BELDEN INC.


Date:  December 23, 2002          By /s/ Kevin L. Bloomfield
                                     -------------------------------------------
                                     Kevin L. Bloomfield
                                     Vice President, Secretary & General Counsel

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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------
   10.1     Third Amendment to Credit Agreement, dated September 9,
            2002, among Belden Inc.; Wachovia Bank, N.A.; SunTrust Bank; U.S.
            Bank, N.A.; ING Bank N.V.; Comerica Bank; The Northern Trust Company
            and Mizuho Corporate Bank, Ltd.

   10.2     Fourth Amendment to Credit Agreement, dated September 27,
            2002, among Belden Inc.; Wachovia Bank, N.A.; SunTrust Bank; U.S.
            Bank, N.A.; ING Bank N.V.; Comerica Bank; The Northern Trust Company and Mizuho Corporate Bank, Ltd.

   10.3     Fifth Amendment to Credit Agreement, dated December 20,
            2002, among Belden Inc.; Wachovia Bank, N.A.; SunTrust Bank; U.S.
            Bank, N.A.; ING Bank N.V.; Comerica Bank; The Northern Trust Company and Mizuho Corporate Bank, Ltd.

   10.4     Letter Agreement dated April 15, 2002 between Belden Inc.
            and Richard K. Reece

   10.5     Change of Control Employment Agreement, dated as of April
            15, 2002, between Belden Inc. and D. Larrie Rose and a Change of
            Control Employment Agreement dated as of May 13, 2002, between Belden
            Inc. and Robert W. Matz

   10.6 Indemnification Agreement, dated as of May 13, 2002, entered into between Belden Inc. and Robert W. Matz